                                                                   Exhibit 10.56


                              GIFT SERVICES, LLC
                              ------------------
                      LIMITED LIABILITY COMPANY AGREEMENT
                      -----------------------------------


     THIS LIMITED LIABILITY COMPANY AGREEMENT, dated as of the 4th day of January, 2000, is by and among the persons identified as Members on Schedule A
                                                                    ----------
(each such person being individually referred to as a "Member" and all such persons being referred to collectively as the "Members").

     WHEREAS, Gift Services, LLC (the "LLC") has been formed as a limited liability company under the Delaware Limited Liability Company Act (the "Act") by the filing on the date hereof of a Certificate of Formation (the "Certificate") in the office of the Secretary of State of the State of Delaware; and

     WHEREAS, the Members wish to set out fully their respective rights, obligations and duties with respect to the LLC and its business, management and operations.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

     The following capitalized terms used in this Agreement shall have the respective meanings ascribed to them below:

     "Act" means the Delaware Limited Liability Company Act, in effect at the
      ---
time of the initial filing of the Certificate with the Office of the Secretary of State of the State of Delaware, and as thereafter amended from time to time.

     "Adjusted Capital Account" means, for each Member, such Member's Capital
      ------------------------
Account balance increased by such Member's share of "minimum gain" and of "partner nonrecourse debt minimum gain" (as determined pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), respectively).

     "Affiliate" shall mean, with respect to any specified person or entity, (i)
      ---------
any person or entity that directly or indirectly controls, is controlled by, or is under common control with such specified person or entity; (ii) any person or entity that directly or indirectly controls 10% or more of the outstanding equity securities of the specified entity or of which the specified person or entity is directly or indirectly the owner of 10% or more of any class of equity securities; (iii) any person or entity that is an officer of, director of, manager of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified person or entity or of which the specified person or entity is an officer, director, partner, manager or trustee, or with respect to which the specified person or entity serves in a similar capacity; or (iv) any person that is a member of the Immediate Family of the specified person.

     "Agreement" means this Limited Liability Company Agreement as it may be
      ---------
amended, supplemented, or restated from time to time.

     "Aspen" means Aspen Marketing, Inc., a California corporation.
      -----

     "Board of Directors" has the meaning given it in Section 6.01.
      ------------------

     "Capital Account" means a separate account maintained for each Member and
      ---------------
adjusted in accordance with Treasury Regulations under Section 704 of the Code. To the extent consistent with such Treasury Regulations, the adjustments to such accounts shall include the following:

          (i) There shall be credited to each Member's Capital Account the amount of any cash (which shall not include imputed or actual interest on any deferred contributions) actually contributed by such Member to the capital of the LLC, the fair market value (without regard to Code Section 7701(g)) of any property contributed by such Member to the capital of the LLC, the amount of liabilities of the LLC assumed by the Member or to which property distributed to the Member was subject and such Member's share of the Net Profits and Gross Income of the LLC and of any items in the nature of income or gain separately allocated to the Members; and there shall be charged against each Member's Capital Account the amount of all cash distributions to such Member, the fair market value (without regard to Code Section 7701(g)) of any property distributed to such Member by the LLC, the amount of liabilities of the Member assumed by the LLC or to which property contributed by the Member to the LLC was subject and such Member's share of the Net Losses and Nonrecourse Deductions of the LLC and of any items in the nature of losses or deductions separately allocated to the Members.

          (ii) If the LLC at any time distributes any of its assets in-kind to any Member, the Capital Account of each Member shall be adjusted to account for that Member's allocable share of the Net Profits, Net Losses or Gross Income that would have been realized by the LLC had it sold the assets that were distributed at their respective fair market values (taking Code
     Section 7701(g) into account) immediately prior to their distribution.

          (iii) If elected by the LLC, at any time specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), the Capital Account balance of each Member shall be adjusted to the extent provided under such Treasury Regulation to reflect the Member's allocable share (as determined under Article V) of the items of Net Profits or Net Losses that would be realized by the LLC if it sold all of its property at its fair market value (taking Code Section 7701(g) into account) on the day of the adjustment.

          (iv) In the event any interest in the LLC is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

     "Carrying Value" means, with respect to any asset, the asset's adjusted
      --------------
basis for federal income tax purposes; provided, however, that (i) the initial
                                       --------- -------
Carrying Value of any asset contributed to the LLC shall be adjusted to equal its gross fair market value at the time of its contribution and (ii) the Carrying Values of all assets held by the LLC shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account) upon an adjustment to the Capital Accounts of the Members described in paragraph
(iii) of the definition of "Capital Account." The Carrying Value of any asset whose Carrying Value was adjusted pursuant to the preceding sentence thereafter shall be adjusted in accordance with the provisions of Treasury Regulation
Section 1.704-1(b)(2)(iv)(g).

     "Certificate" means the Certificate of Formation creating the LLC, as it
      -----------
may, from time to time, be amended in accordance with the Act.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time.

     "Director" means each person serving as a member of the Board of Directors
      --------
of the LLC.

     "Immediate Family" (i) with respect to any individual, means his ancestors,
      ----------------
spouse, issue, spouses of issue, any trustee or trustees, including successor and additional trustees, principally for the benefit of any one or more of such individuals, and any entity or entities all of the beneficial owners of which are such trusts and/or such individuals, but (ii) with respect to a Legal Representative, means the Immediate Family of the individual for whom such Legal Representative was appointed and (iii) with respect to a trustee, means the Immediate Family of the individuals who are the principal beneficiaries of the trust.

     "Interest Rate" means a floating rate of interest equal to the prime rate
      -------------
published in the Wall Street Journal from time to time.

     "Legal Representative" means, with respect to any individual, a duly
      --------------------
appointed executor, administrator, guardian, conservator, personal representative or other legal representative appointed as a result of the death or incompetency of such individual.

     "LLC" means the limited liability company formed pursuant to the
      ---
Certificate and this Agreement, as it may from time to time be constituted and amended.

     "LLC Capital" means an amount equal to the sum of all of the Members'
      -----------
Adjusted Capital Account balances determined immediately prior to the allocation to the Members pursuant to Sections 5.01(a)(ii) or 5.01(b)(i) of any Net Profits or Net Losses, increased by the aggregate amount of Net Profits then to be allocated to the Members pursuant to Section 5.01(a)(ii) or decreased by the aggregate amount of Net Losses then to be allocated to the Members pursuant to
Section 5.01(b)(i).

     "Member" shall refer severally to any person named as a Member in this
      ------
Agreement and any person who becomes an additional, substitute or replacement Member as permitted by this Agreement, in such person's capacity as a Member of the LLC. "Members" shall refer collectively to all such persons in their such capacities as Members.

     "Net Profits" and "Net Losses" mean the taxable income or loss, as the case
      -----------       ----------
may be, for a period as determined in accordance with Code Section 703(a) computed with the following adjustments:

               (i) Items of gain, loss, and deduction shall be computed based upon the Carrying Values of the LLC's assets (in accordance with Treasury Regulation Sections 1.704(b)(2)(iv)(g) and/or 1.704-3(d)) rather than upon the assets' adjusted bases for federal income tax purposes;

               (ii) Any tax-exempt income received by the LLC shall be included as an item of gross income;

               (iii) The amount of any adjustments to the Carrying Values of any assets of the LLC pursuant to Code Section 743 shall not be taken into account;

               (iv) Any expenditure of the LLC described in Code Section 705(a)(2)(B) (including any expenditures treated as being described in Code
     Section 705(a)(2)(B) pursuant to Treasury Regulations under Code Section 704(b)) shall be treated as a deductible expense;

               (v) The amount of items of income, gain, loss or deduction specially allocated to any Members pursuant to Section 5.02 shall not be included in the computation; and

               (vi) The amount of any items of Net Profits or Net Losses deemed realized pursuant to paragraphs (ii) and (iii) of the definition of "Capital Account" shall be included in the computation.

     "Percentage Interest" means the percentage interest of a Member set forth
      -------------------
      in Schedule A.
         ----------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Synapse" means Synapse Group, Inc., a Delaware corporation and successor
      -------
by merger to NewSub Services, Inc.

     "Transfer" and any grammatical variation thereof shall refer to any sale,
      --------
exchange, issuance, redemption, assignment, distribution, encumbrance, hypothecation, gift, pledge, retirement, resignation, transfer or other withdrawal, disposition or alienation in any way (whether voluntarily, involuntarily or by operation of law) as to any interest as a Member.

Transfer shall specifically, without limitation of the above, include assignments and distributions resulting from death, incompetency, bankruptcy, liquidation and dissolution.


                                  ARTICLE II
                                  ----------

                                    General
                                    -------

     2.01 Name of the Limited Liability Company. The name of the limited
          -------------------------------------
liability company formed hereby is Gift Services, LLC. The name of the LLC may be changed at any time or from time to time by the Board of Directors.

     2.02 Office of the Limited Liability Company; Agent for Service of Process.
          ---------------------------------------------------------------------
The LLC's registered office in Delaware is at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name and address of the agent for service of process of the LLC in Delaware is The Corporation Trust Company, c/o Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The principal place of business of the LLC shall be located at Four High Ridge Park, Stamford, CT 06905.

     The Board of Directors may change or establish additional places of business of the LLC, as and when required by the LLC's business and in furtherance of its purposes set forth in Section 2.04 hereof, and may appoint agents for service of process in all jurisdictions in which the LLC shall conduct business. The Board of Directors may cause the LLC to change from time to time its resident agent for service of process, or the location of its registered office in Delaware.

     2.03 Organization. The Board of Directors shall cause to be filed such
          ------------
certificates and documents as may be necessary or appropriate to comply with the Act and any other applicable requirements for the operation of a limited liability company in accordance with the laws of the State of Delaware and any other jurisdictions in which the LLC shall conduct business, and shall continue to do so for so long as the LLC conducts business therein.

     2.04 Purposes and Powers. The general purposes of the business of the LLC
          -------------------
are to purchase and sell products and any other business or activity that now or hereafter may be necessary, incidental, proper, advisable, or convenient to accomplish the foregoing purposes.

     Subject to all other provisions of this Agreement, in furtherance of the conduct of its business, the LLC is hereby authorized:

          (a) To enter into, execute, modify, amend, supplement, acknowledge, deliver, perform and carry out contracts of any kind, including operating agreements of limited liability companies (whether as a member or manager), joint venture agreements, limited partnership and general partnership agreements, contracts with Affiliates, and including other contracts establishing business arrangements or organizations, necessary to, in connection with, or incidental to the accomplishment of the purposes of the LLC.

          (b) To borrow money and issue evidences of indebtedness or guarantees in furtherance of any or all of the purposes of the LLC, and to secure the same by mortgages, pledges or other liens on the property of the LLC.

          (c) To the extent that funds of the LLC are available therefor, to pay all expenses, debts and obligations of the LLC.

          (d) To enter into or engage in any kind of activity necessary to, in connection with, or incidental to the accomplishment of the purposes of the LLC, so long as said activities may be lawfully carried on or performed by a limited liability company under the laws of the State of Delaware.

          (e) To take any other action not prohibited under the Act or other applicable law.

     2.05 Members. The Members of the LLC are identified on Schedule A hereto.
          -------                                           ----------
Additional Members may be admitted to the LLC pursuant to and in accordance with
Article VIII hereof.

     2.06 Directors as Members. Any Director may hold an interest in the LLC as
          --------------------
a Member, and such person's rights and interest as a Director shall be distinct and separate from such person's rights and interest as a Member.

     2.07 Liability of Members. The liability of the Members for the losses,
          --------------------
debts and obligations of the LLC shall be limited to their capital contributions; provided, however, that under applicable law, the Members may under certain circumstances be liable to the LLC to the extent of previous distributions made to them in the event that the LLC does not have sufficient assets to discharge its liabilities. Without limiting the foregoing, (i) no Member, in his, her or its capacity as a Member, shall have any liability to restore any negative balance in his, her or its Capital Account, and (ii) the failure of the LLC to observe any formalities or requirements relating to exercise of its powers or management of its business or affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Members for liabilities of the LLC.

     2.08 Investment Representations. Each Member, by execution of this
          --------------------------
Agreement or an amendment hereto reflecting such Member's admission to the LLC, hereby represents and warrants to the LLC that:

          (a) It is acquiring an interest in the LLC for its own account for investment only, and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act, or any rule or regulation thereunder.

          (b) It understands that (i) the interest in the LLC it is acquiring has not been registered under the Securities Act or applicable state securities laws and cannot be resold unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available,
(ii) such registration under the Securities Act and such laws is unlikely at any time in the future and neither the LLC nor the Members or Board of Directors are obligated to file a registration statement under the Securities Act or such laws, and (iii) the assignment, sale, transfer, exchange, or other disposition of the interests in the LLC is restricted in accordance with the terms of this Agreement.

          (c) It has had such opportunity as it has deemed adequate to ask questions of and receive answers from representatives of the LLC concerning the LLC, and to obtain from representatives of the LLC such information which the LLC possesses or can acquire without unreasonable effort or expense, as is necessary to evaluate the merits and risks of an investment in the LLC.

          (d) It has, either alone or with its professional advisers, sufficient experience in business, financial and investment matters to be able to evaluate the merits and risks involved in investing in the LLC and to make an informed investment decision with respect to such investment.

          (e) It can afford a complete loss of the value of its investment in the LLC and is able to bear the economic risk of holding such investment for an indefinite period.


                                  ARTICLE III
                                  -----------

                  Capital Contributions; Additional Financing
                  -------------------------------------------

     3.01 Capital Accounts. For each Member (and each permitted assignee), the
          ----------------
LLC shall establish and maintain a separate Capital Account.

     3.02 Capital Contributions. Each Member has contributed to the capital of
          ---------------------
the LLC, in cash or property, the amount set forth opposite its name on Schedule
                                                                        --------
A attached hereto.
-

     3.03 No Additional Capital Contributions; No Withdrawal of or Interest on
          --------------------------------------------------------------------
Capital. Except as otherwise provided in this Article III, no Member shall be
-------
obligated or permitted to contribute any additional capital to the LLC. No interest shall accrue on any contributions to the capital of the LLC, and no Member shall have the right to withdraw or to be repaid any capital contributed by it or to receive any other payment in respect of its interest in the LLC, including without limitation as a result of the withdrawal or resignation of such Member from the LLC, except as specifically provided in this Agreement.

     3.04 Third Party Loans. In the event that the LLC requires additional funds
          -----------------
to carry out its purposes, to conduct its business, or to meet its obligations, or to make any expenditure authorized by this Agreement, the LLC may borrow funds from such third party lender(s), and on such terms and conditions as may be acceptable to the Board of Directors.

                                  ARTICLE IV
                                  ----------

                              Cash Distributions
                              ------------------

     4.01 Distribution of Cash and Net Proceeds. Except as provided in Section
          -------------------------------------
9.03(b) hereof with respect to net proceeds upon liquidation of the LLC, distributions of cash shall be made to the Members in accordance with their Percentage Interests, at such times and in such amounts as the Board of Directors may approve.

     4.02 Distributions Upon Transfer or Admission. In the event that a Member
          ----------------------------------------
acquires an interest in the LLC either by Transfer from another Member or by acquisition from the LLC, the LLC shall close its books as of the date of the acquisition and (i) all distributions attributable to the portion of the year ending as of the end of the day on the date of the acquisition shall be allocated among the Members without regard to such acquisition, and (ii) all distributions attributable to the portion of the year commencing on the day following the date of the acquisition shall be allocated among the Members taking into account such acquisition. The date on which the acquisition occurs shall be determined in a manner consistent with the last sentence of Section 5.03.

     4.03 Certain Payments to the Internal Revenue Service Treated as
          -----------------------------------------------------------
Distributions. Notwithstanding anything to the contrary herein, to the extent
-------------
that the LLC is required, or elects, pursuant to applicable law, either (i) to pay tax (including estimated tax) on a Member's allocable share of LLC items of income or gain, whether or not distributed, or (ii) to withhold and pay over to the tax authorities any portion of a distribution otherwise distributable to a Member, such amount shall be treated as a distribution or a demand loan (which shall bear interest at the Interest Rate until paid in full) to such Member at the time it is paid to the tax authorities.

     4.04 Distribution of Assets in Kind. No Member shall have the right to
          ------------------------------
require any distribution of any assets of the LLC in kind. If any assets of the LLC are distributed in kind, such assets shall be distributed in accordance with
Section 4.01 on the basis of their fair market value as reasonably determined by the Board of Directors. Any Member entitled to any interest in such assets shall, unless otherwise determined by the Board of Directors, receive separate assets of the LLC and not an interest as a tenant-in-common with other Members so entitled in any asset being distributed.

     4.05 Tax Distributions. Notwithstanding any provisions of this Agreement to
          -----------------
the contrary, if with respect to any fiscal year, aggregate distributions made to any Member who is an individual pursuant to Section 4.01 are in an amount less than such Member's tax liability (calculated in the manner hereinafter described) in respect of such Member's allocable share of the LLC's Net Profits for such fiscal year, the LLC shall, within 30 days following the end of such fiscal year, distribute to any such Member additional amounts equal to such income tax liability.

                                   ARTICLE V
                                   ---------

                   Allocation of Net Profits and Net Losses
                   ----------------------------------------

     5.01 Basic Allocations,
          -----------------

          (a) Except as provided in Section 5.02 below (which shall be applied first), Net Profits of the LLC for any relevant period shall be allocated as follows:

               (i) First, to any Members having negative Adjusted Capital Account balances, in proportion to and to the extent of such negative balances; and

               (ii) The balance, if any, to the Members in such proportions and in such amounts as would result in the Adjusted Capital Account balance of each Member equaling, as nearly as possible, such Member's share of the then LLC Capital determined by calculating the amount the Member would receive if an amount equal to the LLC Capital were distributed to the Members in accordance with the provisions of Section 4.01 hereof.

          (b) Except as provided in Section 5.02 below (which shall be applied first), Net Losses of the LLC for any relevant period shall be allocated among the Members as follows:

               (i) First, to each Member with a positive Adjusted Capital Account balance, in the amount of such positive balance; provided, however, that if the amount of Net Losses to be allocated is less than the sum of the Adjusted Capital Account balances of all Members having positive Adjusted Capital Account balances, then the Net Losses shall be allocated to the Members in such proportions and in such amounts as would result in the Adjusted Capital Account balance of each Member equaling, as nearly as possible, such Member's share of the then LLC Capital determined as set forth in Section 5.01(a) above; and

               (ii) The balance, if any, to the Members in proportion to their respective Percentage Interests.

          (c)  If the amount of Net Profits allocable to the Members pursuant to
Section 5.01(a)(ii) or the amount of Net Losses allocable to them pursuant to
Section 5.01(b)(i) is insufficient to allow the Adjusted Capital Account balance of each Member to equal such Member's share of the LLC Capital, such Net Profits or Net Losses shall be allocated among the Members in such a manner as to decrease the differences between the Members' respective Adjusted Capital Account balances and their respective shares of the LLC Capital in proportion to such differences.

          (d)  Allocations of Net Profits and Net Losses provided for in this
Section 5.01 shall generally be made as of the end of the fiscal year of the LLC; provided, however, that allocations of items of Net Profits and Net Losses
     --------- -------
described in clause (vi) of the definition of

"Net Profits" and "Net Losses" shall be made at the time deemed realized as described in the definition of "Capital Account."


     5.02 Regulatory Allocations.
          ----------------------

Notwithstanding the provisions of Section 5.01 above, the following allocations of Net Profits, Net Losses and items thereof shall be made in the following order of priority:

          (a) Items of income or gain (computed with the adjustments contained in paragraphs (i), (ii) and (iii) of the definition of "Net Profits and Net Losses") for any taxable period shall be allocated to the Members in the manner and to the minimum extent required by the "minimum gain chargeback" provisions of Treasury Regulation Section 1.704-2(f) and Treasury Regulation Section 1.704-2(i)(4).

          (b)  All "nonrecourse deductions" (as defined in Treasury Regulation
Section 1.704-2(b)(1)) of the LLC for any year shall be allocated to the Members in proportion to their Percentage Interests; provided, however, that nonrecourse
                                             --------- -------
deductions attributable to "partner nonrecourse debt" (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated to the Members in accordance with the provisions of Treasury Regulation Section 1.704-2(i)(1).

          (c) Items of income or gain (computed with the adjustments contained in paragraphs (i), (ii) and (iii) of the definition of "Net Profits and Net Losses") for any taxable period shall be allocated to the Members in the manner and to the extent required by the "qualified income offset" provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

          (d) In no event shall Net Losses of the LLC be allocated to a Member if such allocation would cause or increase a negative balance in such Member's Adjusted Capital Account (determined, for purposes of this Section 5.02(d) only, by increasing the Member's Capital Account balance by the amount the Member is obligated to restore to the LLC pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c)).

          (e) In the event that items of income, gain, loss or deduction are allocated to one or more Members pursuant to any of subsections (a) through (d) above (the "Original Allocation"), subsequent items of income, gain, loss or deduction will first be allocated (subject to the provisions of subsections (a) through (d) above) to the Members in a manner designed to result in each Member having a Capital Account balance equal to what it would have been had the Original Allocation not occurred; provided, however, that no such allocation
                                  --------- -------
shall be made pursuant to this subsection (e) if (i) the Original Allocation had the effect of offsetting a prior Original Allocation or (ii) the Original Allocation likely (in the opinion of the LLC's accountants) will be offset by another Original Allocation in the future (e.g., an Original Allocation of "nonrecourse deductions" under subsection (b) above that likely will be offset by a subsequent "minimum gain chargeback" under subsection (a) above).

          (f)  Except as otherwise provided herein or as required by Code
Section 704, for tax purposes, all items of income, gain, loss, deduction or credit shall be allocated to the

Members in the same manner as are Net Profits and Net Losses; provided, however,
                                                              --------  -------
that if the Carrying Value of any property of the LLC differs from its adjusted basis for tax purposes, then items of income, gain, loss, deduction or credit related to such property for tax purposes shall be allocated among the Members so as to take account of the variation between the adjusted basis of the property for tax purposes and its Carrying Value in the manner provided for under Code Section 704(c).

     5.03 Allocations Upon Transfer or Admission. In the event that a Member
          --------------------------------------
acquires an interest in the LLC either by Transfer from another Member or by acquisition from the LLC, the LLC shall close its books as of the date of the acquisition and (i) Net Profits, Net Losses, gross income, nonrecourse deductions and items thereof computed for the portion of the year ending as of the end of the day on the date of the acquisition shall be allocated among the Members without regard to such acquisition, and (ii) Net Profits, Net Losses, gross income, nonrecourse deductions and items thereof computed for the portion of the year commencing on the day following the date of the acquisition shall be allocated among the Members taking into account such acquisition. For purposes of determining the date on which the acquisition occurs, the LLC may make use of any convention allowable under Section 706(d) of the Code.


                                  ARTICLE VI
                                  ----------

                                  Management
                                  ----------

     6.01 Management of the LLC. Subject to the provisions of this Agreement,
          ---------------------
the overall management and control of the business and affairs of the LLC shall be vested in the Directors (each of whom shall be a "manager" of the LLC within the meaning of the Act), acting collectively as the board of directors (the "Board of Directors") of the LLC in the manner provided herein, which Board of Directors (i) may exercise all of the powers of the LLC except as otherwise provided by law or this Agreement, and (ii) shall make all decisions and authorize all actions taken by the LLC. The Board of Directors may delegate such of its rights, powers and authority as it may determine to be necessary or appropriate to one or more officers of the LLC. No Member shall have any right, power or authority to act for or on behalf of the LLC, to do any act that would be binding on the LLC, or to incur any expenditures on behalf of the LLC. Decisions or actions taken by the Board of Directors in accordance with this Agreement shall constitute decisions or actions by the LLC and shall be binding on each Member, Director, officer and employee of the LLC. All management and other responsibilities not specifically reserved to the Members in this Agreement shall be vested in the Board of Directors, and the Members shall have no voting rights except as specifically provided in this Agreement.

     Specifically, but not by way of limitation, but subject to all other provisions of this Agreement, the Board of Directors shall be authorized in the name of and on behalf of the LLC, or in its own name and on its own behalf, as appropriate, to do all things necessary or appropriate, to carry on the business and purposes of the LLC, including without limitation the following:

     (i) to engage in any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the purposes of the LLC;

     (ii) to hire or employ such agents, employees, managers, accountants, attorneys, consultants, custodians, subcustodians, and other persons necessary or appropriate to carry out the business and operations of the LLC, and to pay fees, expenses, salaries, wages and other compensation to such persons;

     (iii) to pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise, upon such terms as it may determine and upon such evidence as it may deem sufficient, any obligation, suit, liability, cause of action or claim, including taxes, either in favor of or against the LLC;

     (iv) to determine the appropriate accounting method or methods to be used by the LLC;

     (v) to cause the LLC to make or revoke any of the elections referred to in Sections 108, 704, 709, 754 or 1017 of the Code or any similar provisions enacted in lieu thereof, or in any other Section of the Code;

     (vi) to establish and maintain reserves for such purposes and in such amounts as it deems appropriate from time to time and to pay all organizational expenses and general and administrative expenses of the LLC;

     (vii) to pay any and all fees and to make any and all expenditures which it, in its sole discretion, deems necessary or appropriate in connection with the organization of the LLC, the management of the affairs of the LLC, and the carrying out of its obligations and responsibilities under this Agreement, including, without limitation, fees, reimbursements and expenditures payable to a Member or Director or their respective Affiliates;

     (viii) to exercise all powers and authority granted by the Act to managers, except as otherwise provided in this Agreement and to cause the LLC and its properties and assets to be maintained and operated in such manner as the Directors may determine, subject, however, to obligations imposed by applicable laws or by any mortgage or security interest encumbering the LLC and such properties and assets from time to time, and by any lease, rental agreement or other agreement pertaining thereto;

     (ix) to cause to be paid any and all taxes, charges and assessments that may be levied, assessed or imposed upon any of the assets of the LLC, unless the same are contested by the Directors; and

     (x) to perform any other act which the Board of Directors may deem necessary, convenient or desirable for the LLC or the conduct of its business.

     6.02 Board of Directors.
          ------------------

          (a) The number of Directors which shall constitute the whole Board of Directors shall be three, of whom one shall be designated by Aspen, initially Neal Vitale; one shall be designated by Synapse, initially Michael Loeb; and one shall be designated jointly by Aspen and Synapse, initially, Jeffrey Gilfix. Such Directors may, but need not, be Members of the LLC. Each person designated to serve as a Director hereunder shall execute this Agreement, or a counterpart hereof or amendment hereto, or other writing pursuant to which such person (i) agrees to be a party to and bound by this Agreement, and (ii) agrees to perform the duties of a Director hereunder.

          (b) Any Director may be removed at any time, with or without cause, by the Member or Members designating such Director pursuant to Section 6.02(a) by delivering written notice of such removal to each of the other Members. Such removal shall be effective upon the giving of the notice, unless such notice is specified to be effective at some other time or upon the occurrence of some other event. Any Director who has ceased to serve in such capacity for any reason may be replaced by the Member or Members which designated such Director pursuant to Section 6.02(a), by designating a replacement Director, as appropriate, in a written notice given to each of the other Members. Such designation of a replacement Representative shall be effective upon the giving of the notice, unless such notice is specified to be effective at some other time or upon the occurrence of some other event.

          (c) Any Director may resign by delivering a written resignation to the LLC at its principal office. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

          (d) Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors.

          (e) Special meetings of the Board of Directors may be called by any Director and held at any time and place, within or without the State of Delaware, designated by the Director calling such meeting.

          (f) Notice of any special meeting of the Board of Directors shall be given to each Director by an officer of the LLC or by the Director calling such meeting. Notice shall be duly given to each Director (i) by giving notice to such Director in person or by telephone at least 48 hours in advance of the meeting, (ii) by sending a facsimile transmission, or delivering written notice by hand, to his last known business or home address at least 48 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least four days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

          (g) Directors or any members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

          (h) At any meeting of the Board of Directors, the affirmative vote of a majority of the Directors, which shall include the Director designated by Aspen and the Director designated by Synapse, shall be necessary and sufficient for the taking of any action, unless a different requirement is imposed by non-waivable provisions of applicable law, by the Certificate or by this Agreement.

          (i) Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if the same Directors necessary to authorize an action at an meeting pursuant to Section 6.02(h) above, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board of Directors or such committee.

          (j) Each Director shall be required to devote only such time to the business and affairs of the LLC as may be reasonably necessary for the performance of his or her duties hereunder, and no Director shall be required to devote all or any specified portion of his or her time to the business and affairs of the LLC. Directors may be paid such reimbursement for expenses of attendance at meetings and other compensation for services as the Board of Directors may from time to time determine.

     6.03 Binding the LLC. The signature of each of the Aspen designated
          ---------------
Director and the Synapse designated Director, or of any officer of the LLC if such authority is so designated by the Board of Directors, on any agreement, contract, instrument or other document shall be sufficient to bind the LLC in respect thereof and conclusively evidence the authority of such Directors and the LLC with respect thereto, and no third party need look to any other evidence or require the joinder or consent of any other party.

     6.04 Contracts with Members. The LLC may engage in business with, or enter
          ----------------------
into one or more agreements, leases, contracts or other arrangements for the furnishing to or by the LLC of goods, services or space with any Member or Affiliate of a Member or of the Director, and may pay compensation in connection with such business, goods, services or space, provided in each case the amounts payable thereunder are reasonably comparable to those which would be payable to unaffiliated persons under similar agreements, and if the Board of Directors determines in good faith that such amounts are so comparable, such determination shall be conclusive absent manifest error.

     6.05 Exculpation and Indemnification; Fiduciary Duty.
          -----------------------------------------------

          (a) The Members' respective obligations to each other are limited to the express obligations described in this Agreement, which obligations the Members shall carry out with ordinary prudence and in a manner characteristic of business persons in similar circumstances. No Member shall be a fiduciary of or have any fiduciary obligations to the other Members in connection with the LLC or this Agreement or such Member's performance of its obligations under this Agreement, and each Member hereby waives to the fullest extent permitted by applicable law any rights it may have to claim any breach of fiduciary obligation under this Agreement or in connection with the LLC.

          (b) No Director or its Affiliates shall have any liability to the LLC or to any Member for any loss suffered by the LLC which arises out of any action or inaction of any Director or its Affiliates if such Director or its Affiliates, as the case may be, in good faith, determined that such course of conduct was within the scope of its authority under this Agreement and such course of conduct did not constitute gross negligence or willful misconduct of such Director or its Affiliates.

          (c) Each Director and its Affiliates shall be indemnified by the LLC against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it with respect to actions taken by such Director or its Affiliates on behalf of the LLC, provided that no indemnification shall be provided for any person with respect to any matter as to which he or she shall have been adjudicated in any proceeding (i) not to have acted within the scope of its authority under this Agreement, or (ii) to have acted in a manner constituting gross negligence or willful misconduct.

     Without limiting the foregoing, the LLC shall cause such indemnification to include payment by the LLC of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he or she shall be adjudicated not to be entitled to indemnification under this Section 6.05, which undertaking may be accepted without reference to the financial ability of such person to make repayment. Any indemnification to be provided hereunder shall be provided although the person to be indemnified is no longer a Director or an Affiliate of a Director.

          (d) Any indemnity under this Section 6.05 shall be paid from, and only to the extent of, LLC assets, and no Member shall have any personal liability on account thereof.

     6.06 Other Activities. The Members and any Affiliates of any of them, may
          ----------------
engage in and possess interests in other business ventures and investment opportunities of every kind and description, independently or with others, including serving as directors, officers, stockholders, managers, members and general or limited partners of corporations, partnerships or other limited liability companies with purposes similar to or the same as those of the LLC. Neither the LLC nor any other Member shall have any rights in or to such ventures or opportunities or the income or profits therefrom.

     6.07 LLC Services. At the request of Synapse, the LLC shall make the
          ------------
services of its officers available to Synapse for the purpose of performing accounting, administrative, research, consulting, advisory and related services to Synapse. For making its officers available to Synapse, Synapse shall pay the LLC a fee to be mutually agreed upon by the LLC and Synapse.

                                  ARTICLE VII
                                  -----------

                                Fiscal Matters
                                --------------

     7.01 Books and Records. The Board of Directors shall keep or cause to be
          -----------------
kept complete and accurate books and records of the LLC in accordance with generally accepted accounting principles consistently applied, which shall be maintained and be available, in addition to any documents and information required to be furnished to the Members under the Act, at the office of the LLC for examination and copying by any Member or Director, or his or her duly authorized representative, at its reasonable request and at its expense during ordinary business hours. A current list of the full name and last known address of each Member and Director, a copy of this Agreement, any amendments thereto, the Certificate, including all certificates of amendment thereto, executed copies of all powers of attorney, if any, pursuant to which this Agreement, any amendment, the Certificate or any certificate of amendment has been executed, copies of the LLC's financial statements and federal, state and local income tax returns and reports, if any, for the three most recent fiscal years, shall be maintained at the principal place of business of the LLC.

     The LLC shall have no obligation to deliver or mail a copy of the Certificate or any amendment thereto to the Members.

     7.02 Reports. Within 120 days after the end of each fiscal year, the Board
          -------
of Directors shall furnish all Members with such information as may be needed to enable the Members to file their federal income tax returns and any required state income tax return. The cost of all such reporting shall be paid by the LLC as an LLC expense.

     7.03 Bank Accounts. The Board of Directors shall be responsible for causing
          -------------
one or more bank or money market accounts, which accounts shall be used for the payment of the expenditures incurred in connection with the business of the LLC, and in which shall be deposited any and all cash receipts of the LLC. All deposits and funds not needed for the operations of the LLC may be invested in short-term investments, including securities issued or fully guaranteed by United States government agencies, certificates of deposit of banks, money market funds, interest-bearing time deposits in banks and thrift institutions and such other similar investments as the Board of Directors may approve. All such amounts shall be and remain the property of the LLC, and shall be received, held and disbursed by the Board of Directors for the purposes specified in this Agreement. There shall not be deposited in any of said accounts any funds other than funds belonging to the LLC, and no other funds shall in any way be commingled with such funds. Withdrawals from any LLC bank or similar account shall be made and other activity conducted on such signature or signatures as shall be approved by the Board of Directors.

     7.04 Fiscal Year. The fiscal year of the LLC shall end on December 31 of
          -----------
each year.

     7.05 Tax Matters Partner. Synapse is hereby designated as the "tax matters
          -------------------
partner" of the LLC. If at any time Synapse is not eligible under the Code to serve, or refuses to serve, as the tax matters partner, another Member shall be designated by the Board of Directors to serve as the tax matters partner. The tax matters partner is hereby authorized to and shall perform all duties of a tax matters partner under the Code and shall serve as tax matters partner until his, her or its resignation or until the designation of his, her or its successor, whichever occurs sooner.


                                 ARTICLE VIII
                                 ------------

                            Transfers of Interests
                            ----------------------

     8.01 General Restrictions on Transfer of Interests by Members.
          --------------------------------------------------------

          (a) No Member may Transfer his, her or its interest in the LLC (including without limitation, by resignation as a member of the LLC) unless the Board of Directors shall have previously approved such Transfer in writing, the granting or denying of which approval shall be in the Board of Director's absolute discretion, provided, however, that (i) a successor-in-interest by merger, consolidation, operation of law or otherwise of the entire business of either Aspen or Synapse, acquires all interests of such party under this Agreement without the approval of the Board of Directors and (ii) any transfer by Synapse or Aspen of its respective interest in the LLC to any lending institution(s) providing loan facilities to Synapse or Aspen, as the case may be, or such Member's Affiliates shall not require approval of the Board of Directors.

          No assignment of the interest of a Member shall be made if, in the opinion of counsel to the LLC, such assignment (i) may not be effected without registration under the Securities Act, (ii) would result in the violation of any applicable state securities laws, (iii) unless approved by the Board of Directors, would result in a termination of the LLC under Section 708 of the Code, (iv) unless approved by the Board of Directors, would result in the treatment of the LLC as an association taxable as a corporation or as a "publicly-traded limited partnership" for tax purposes or (v) would cause the LLC to be required to register as an investment company, as such term is defined in the Investment Company Act of 1940, as amended. The LLC shall not be required to recognize any such assignment until the instrument conveying such interest has been delivered to the Board of Directors for recordation on the books of the LLC. Unless an assignee becomes a Member in accordance with the provisions of
Section 8.01(b), it shall not be entitled to any of the rights granted to a Member hereunder, other than the right to receive all or part of the share of the Gross Income, Net Profits, Net Losses and Nonrecourse Deductions (and items thereof), its distributions of cash or property or returns of capital to which its assignor would otherwise be entitled in respect of the interest assigned.

          (b) An assignee of the interest of a Member, or any portion thereof, shall become a Member entitled to all the rights of a Member if, and only if:

               (i)  the assignor gives the assignee such right;

               (ii) the Board of Directors approves such substitution, the granting or denying of which consent shall be in the Board of Director's absolute discretion, provided, however, that such consent shall not be required for any transfer made pursuant to Sections 8.01(a)(i) or 8.01(a)(ii);

               (iii) the assignee pays to the LLC all costs and expenses incurred in connection with such substitution, including specifically, without limitation, costs incurred in the review and processing of the assignment and in amending the LLC's then current Certificate and/or Limited Liability Company Agreement, if required; and

               (iv) the assignee executes and delivers an Amendment to this Agreement (and to the Certificate, if required), which Amendment shall be executed by the Board of Directors and such assignee, and such other instruments, in form and substance satisfactory to the Board of Directors as may be necessary, appropriate or desirable to effect such substitution and to confirm the agreement of the assignee to be bound by the terms and provisions of this Agreement.

          (c) The LLC and the Board of Directors shall be entitled to treat the record owner of any LLC interest as the absolute owner thereof in all respects, and shall incur no liability for distributions of cash or other property made in good faith to such owner until such time as a written assignment of such interest has been received and accepted by the Board of Directors and recorded on the books of the LLC. The Board of Directors may refuse to accept an assignment until the end of the next successive quarterly accounting period. In no event shall any membership interest, or any portion thereof, be sold, transferred or assigned to a minor or incompetent, and any such attempted sale, transfer or assignment shall be void and ineffectual and shall not bind the LLC or the Board of Directors.

     8.02 Restrictions as to Certain Matters. Every Transfer of an interest of a
          ----------------------------------
Member of the LLC permitted by this Article VIII shall be subject to the following restrictions:

          (a) No Transfer of any interest in the LLC may be made if such Transfer would cause or result in a breach of any agreement binding upon the LLC or of then applicable rules and regulations of any governmental authority having jurisdiction over such Transfer.

          (b) Any person who acquires in any manner whatsoever an interest (or any part thereof) in the LLC, whether or not such person has accepted and assumed in writing the terms and provisions of this Agreement or been admitted into the LLC as a Member as provided in Section 8.01(b), shall be deemed, by acceptance of the acquisition thereof, to have agreed to be subject to and bound by all of the obligations of this Agreement with respect to such interest and shall be subject to the provisions of this Agreement with respect to any subsequent Transfer of such interest.

          (c) Any Transfer in contravention of any of the provisions of this Agreement shall be null and void and ineffective to transfer any interest in the LLC, and shall not bind, or be recognized by, or on the books of, the LLC, and any transferee or assignee in such transaction shall not be or be treated as or deemed to be a Member for any purpose. In the event any Member shall at any time Transfer an interest in the LLC in contravention of any of the provisions of this Agreement, then each other Member shall, in addition to all rights and remedies at law and equity, be entitled to a decree or order restraining and enjoining such transaction, and the offending Member shall not plead in defense thereto that there would be an adequate remedy at law; it being expressly hereby acknowledged and agreed that damages at law would be an inadequate remedy for a breach or threatened breach of the provisions of this Agreement concerning such transactions.


                                  ARTICLE IX
                                  ----------

                          DISSOLUTION AND LIQUIDATION
                          ---------------------------

     9.01 Events Causing Dissolution. The LLC shall be dissolved and its affairs
          --------------------------
wound up upon:

          (a) The sale or other disposition of all or substantially all of the assets of the LLC, unless the disposition is a transfer of assets of the LLC in return for consideration other than cash and the Board of Directors determines not to distribute all or substantially all of such non-cash items to the Members;

          (b) The election to dissolve the LLC made in writing by the Board of Directors;

          (c) Any consolidation or merger of the LLC with or into any entity following which the LLC is not the resulting or surviving entity;

          (d) Upon Synapse's written election, upon the termination of the Sales Representation Agreement between the LLC and NewSub Special Services, Inc., dated as of the date hereof;

          (e) Upon Aspen's written election, upon the termination of the Supply Agreement between the LLC and Aspen, dated as of the date hereof; or

          (f) Upon the occurrence of an event specified under the laws of the State of Delaware as one effecting dissolution, except that where, under the terms of this Agreement or the Act, the LLC is not to terminate, then the LLC shall immediately be reconstituted and reformed on all the applicable terms, conditions, and provisions of this Agreement. The LLC shall not be dissolved upon the death, insanity, retirement, resignation, expulsion, bankruptcy, dissolution or occurrence of any other event which terminates the membership of a Member.

     9.02 Procedures on Dissolution. Dissolution of the LLC shall be effective
          -------------------------
on the day on which occurs the event giving rise to the dissolution, but the LLC shall not terminate until the Certificate shall have been cancelled and the assets of the LLC shall have been distributed as provided herein. Notwithstanding the dissolution of the LLC, prior to the termination of the LLC, as aforesaid, the business of the LLC and the affairs of the Members, as such, shall continue to be governed by this Agreement. The Board of Directors or a liquidator appointed with the consent of the Members, shall liquidate the assets of the LLC, apply and distribute the proceeds thereof as contemplated by this Agreement and cause the cancellation of the Certificate.

     9.03  Distributions Upon Liquidation.
           ------------------------------

           (a) After payment of liabilities owing to creditors, the Board of Directors or a liquidator appointed with the consent of the Members shall set up such reserves as it deems reasonably necessary for any contingent or unforeseen liabilities or obligations of the LLC. Said reserves may be paid over by Board of Directors or such liquidator to a bank, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Board of Directors or such liquidator may deem advisable, such reserves shall be distributed to the Members or their assigns in the manner set forth in paragraph (b) below.

           (b) After paying such liabilities and providing for such reserves, the Board of Directors or liquidator appointed with the consent of the Members shall cause the remaining net assets of the LLC to be distributed to and among the Members in proportion to and to the extent of their positive Capital Account balances (after such balances have been adjusted to reflect the allocation of Net Profits, Net Losses and items thereof arising from such event pursuant to Sections 5.01 and 5.02). In the event that any part of such net assets consists of notes or accounts receivable or other non-cash assets, the Board of Directors or liquidator may take whatever steps it deems appropriate to convert such assets into cash or into any other form which would facilitate the distribution thereof. If any assets of the LLC are to be distributed in kind, such assets shall be distributed on the basis of their fair market value net of any liabilities. Notwithstanding the foregoing, the Members agree that any and all trademarks developed pursuant to the business of the LLC, and all the good will associated thereto, shall be assigned to Synapse or its designated Affiliate upon the occurrence of any event described in Section 9.01.


                                   ARTICLE X
                                   ---------

                              General Provisions
                              ------------------

     10.01 Notices. Any and all notices under this Agreement shall be given in
           -------
writing, and shall be effective (a) on the fourth business day after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) on the first business day after being sent by express mail, or commercial overnight delivery service providing a receipt for delivery, (c) on the date of hand delivery or (d) on the date actually received, if sent by any other method. In order to be effective, all such notices shall be addressed, if to the LLC at its principal place of business, and if to a Member or Director at its last address of record on the LLC books.

     10.02 Word Meanings. The words such as "herein," "hereinafter," "hereof,"
           -------------
and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

     10.03 Binding Provisions. Subject to the restrictions on transfers set
           ------------------
forth herein, the covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto, their heirs, Legal Representatives, successors and assigns.

     10.04 Applicable Law. This Agreement shall be construed and enforced in
           --------------
accordance with the laws of the State of Delaware, including the Act, as interpreted by the courts of the State of Delaware, notwithstanding any rules regarding choice of law to the contrary.

     10.05 Counterparts. This Agreement may be executed in several counterparts
           ------------
and as so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all of the parties have not signed the same counterpart.

     10.06 Separability of Provisions. Each provision of this Agreement shall be
           --------------------------
considered separable. To the extent that any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended to the smallest degree possible in order to make the Agreement effective under the Act (and, if the Act is subsequently amended or interpreted in such manner as to make effective any provision of this Agreement that was formerly rendered invalid, such provision shall automatically be considered to be valid from the effective date of such amendment or interpretation).

     10.07 Section Titles. Section titles are for descriptive purposes only and
           --------------
shall not control or alter the meaning of this Agreement as set forth in the text.

     10.08 Amendments. This Agreement may be amended or modified only:
           ----------

           (i) By the Board of Directors, without the consent or approval of any of the Members, and any such amendment may include, without limitation, an amendment providing for capital contributions from, distributions to, and allocations of Net Profits and Net Losses (and items thereof) to one or more additional classes of Members; provided that (x) no such amendment shall increase the liability of or increase the obligations of or adversely affect the interest of, any Member without the specific approval of such Member; and (y) if any provision of this Agreement provides for the approval or consent of a greater number of Members or of Members holding a higher percentage of the total Percentage Interests of the Members, any amendment effectuated pursuant to such provision, and any amendment to such provision, shall require the approval or consent of such greater number of Members or of Members holding such higher percentage of Percentage Interests.

           (ii) Without limitation of clause (i) above, by the Board of Directors acting alone, to modify appropriate provisions of this Agreement if the LLC is advised at any time by its legal counsel that the allocations of profits and losses and similar items provided for in Article V hereof are unlikely to be respected for federal income tax purposes, either because of the promulgation and adoption of Treasury Regulations under

     Code Section 704 or other developments in applicable law. In making any such amendment, the Board of Directors shall use its best efforts to effect as little change in the economic and tax arrangements among the Members as it shall determine in its sole discretion to be necessary to provide for allocations of profits and losses to the Members which it believes will be respected for federal income tax purposes. No such amendment shall give rise to any claim or cause of action by any Member or the LLC.

           (iii) Without limitation of clause (i) above, by the Board of Directors acting alone, to implement the provisions of Sections 8.01 and 8.02.

     10.9  Entire Agreement. This Agreement embodies the entire agreement and
           ----------------
understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The Members and Directors hereby agree that each Member and each Director shall be entitled to rely on the provisions of this Agreement, and no Member or Director shall be liable to the LLC or any other Member or Director for any action or refusal to act taken in good faith reliance on the terms of this Agreement.

     10.10 Waiver of Partition. Each Member agrees that irreparable damage
           -------------------
would be done to the LLC if any Member brought an action in court to dissolve the LLC. Accordingly, each Member agrees that he, she or it shall not, either directly or indirectly, take any action to require partition or appraisal of the LLC or of any of the assets or properties of the LLC, and notwithstanding any provisions of this Agreement to the contrary, each Member (and his, her or its successors and assigns) accepts the provisions of the Agreement as his, her or its sole entitlement on termination, dissolution and/or liquidation of the LLC and hereby irrevocably waives any and all right to maintain any action for partition or to compel any sale or other liquidation with respect to his, her or its interest, in or with respect to, any assets or properties of the LLC. Each Member agrees that he, she or it will not petition a court for the dissolution, termination or liquidation of the LLC.

     10.11 Confidentiality.
           ---------------

     (a) Unless the Members mutually agree otherwise, each Member and each Director shall hold in strict confidence the terms of this Agreement and any information it receives hereunder or in connection herewith or otherwise in connection with the conduct of the LLC's business and affairs regarding the LLC or the business, affairs, operations or assets of the LLC or of any other Member (or its Affiliates), whether such information is received from the LLC, a Member or a Member's Affiliates, or another Person; provided, however, that such restrictions shall not apply to: (i) a trade secret, confidential or proprietary information, (ii) not publicly known, or (iii) annotated by a legend, stamp or other written identification as "Proprietary Information" or if disclosed orally or visually is followed within fifteen (15) days after its disclosure by a statement from the disclosing Party that it constitutes "Proprietary Information" (such information hereinafter also referred to as "Proprietary Information"); provided, however, that a Member shall not be liable for disclosing information disclosed orally or visually to it prior to such time as such Member receives such a statement from the disclosing party. During and after the term of this Agreement, the Members shall not disclose the Proprietary Information except to those of it's agents, employees, subcontractors and consultants to whom it is necessary in order to carry on its business pursuant to this Agreement. During and after the term of this Agreement, the Members, their agents, employees, subcontrators and consultants shall not use the Proprietary Information for any purpose other than in connection with the business of the LLC. The Members shall, at their own expense, return any Proprietary Information as soon as practicable after the date of termination or expiration of this Agreement.

     (b) Notwithstanding anything contained in this Agreement to the contrary, the Members shall not be liable for a disclosure, of Proprietary Information if the information so disclosed: (i) was in the public domain at the time of disclosure without breach of this Agreement; or (ii) was known to or contained in the records of a Member from a source other than the LLC or any Member at the time of disclosure; or (iii) was received from a third party without such third party, to the Member's knowledge, breaching any confidentiality obligations to which it is a party; or (v) was disclosed pursuant to court order or as otherwise required by law, after giving the Members advance notice, if possible, of such required disclosure and after assisting any other Member in its reasonable efforts to prevent or limit such disclosure.

               [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

                                             DIRECTORS:


                                             /s/ Neal Vitale
                                             --------------------------------
                                             Neal Vitale


                                             DIRECTOR:


                                             /s/ Michael Loeb
                                             --------------------------------
                                             Michael Loeb


                                             DIRECTOR:


                                             /s/ Jeffrey Gilfix
                                             --------------------------------
                                             Jeffrey Gilfix


                                             MEMBERS

                                             SYNAPSE GROUP, INC.


                                             /s/ Michael R. Loeb
                                             --------------------------------
                                             By:  Michael R. Loeb
                                                -----------------------------
                                             Title:  President
                                                   --------------------------


                                             ASPEN MARKETING, INC.


                                             /s/ Neal Vitale
                                             --------------------------------
                                             By:  Neal Vitale
                                                -----------------------------
                                             Title:  President and CEO
                                                   --------------------------


                                             /s/ Jeffrey Gilfix
                                             --------------------------------

                                  SCHEDULE A
                                  ----------
                                      TO
                      LIMITED LIABILITY COMPANY AGREEMENT
                             OF GIFT SERVICES, LLC


                                    MEMBERS
                                    -------



Name and Address                   Capital Contribution     Percentage Interest
----------------                   --------------------     -------------------

Synapse Group, Inc.                       $49.00                    49%
Four High Ridge Park
Stamford, Connecticut 06905

Aspen Marketing, Inc.                     $49.00                    49%
11755 Wilshire Boulevard
Suite 1100
Los Angeles, CA 90025

Jeffrey Gilfix                            $ 2.00                     2%
c/o GMS Capital Partners, LLC
405 Park Avenue, 16/th/ Floor
New York, NY 10022